Exhibit 99.1
June 2007 Investor Presentation www.ctscorp.com

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation, rapid technological change and general market conditions in the automotive, communications and computer industries; reliance on key customers; CTS' ability to protect its intellectual property; pricing pressures and demand for CTS' products; risks associated with CTS' international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks; and the impact of the accounting misstatements at its California EMS locations. For more detailed information on the risks and uncertainties associated with CTS' business, see the reports CTS files with the SEC. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Global Operations Automotive Electronic Components EMS Operations

Segment Automotive 24% Communications 23% Other 13% Computer 25% Segments and Markets Electronic Components and Sensors Electronics Manufacturing Services Markets Industrial & Medical 15% 40% 60% 24% 6% 2% 7% 23% 6% 17% 1% 14% Based on Last Four Quarters Through March 2007 Segment Defense & Aerospace Security Consumer

Business Growth Targets - Automotive Sensors - Electronic Components Electronics Manufacturing Services 12 - 14% 4 - 6% 4 - 8% 6 - 9% Annual Sales Growth Overall Organic Growth Target Product/Market Area (2006 - 2009) Components & Sensors: 9 - 11%

Automotive Products Strategy Aggressively expand product base. Content growth > unit growth. Broaden customer base. Leverage product/market strength into Asian market. Targeting Double-Digit Growth Sales Auto Auto 0.76 0.24

Awarded 55 Platforms CTS currently supplies 10 major customers in North America, Europe and Asia Total Available Market (Including Pedal Sensors) Accelerator Pedal Module $150 $223 $266 $361 $381 $330 CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages 2003 2004 2005 2006 2007 2008 2009 2010 2011 Target 9 13 16 30 48 69 91 110 120 Captured 9 13 16 30 48 65 74 76 70 CTS Sales $ in Millions $400 Actual $408 $414

Asian Automotive Growth CTS Sales $ in Millions Asia Over 50% of Growth Actual N.A. W. Europe E. Europe China Rest of Asia Rest of World East 2.1 0.8 1.5 4.4 6 2.7 10 Year Projected Growth In Vehicle Sales (17M Units) China regulations driving local content CTS Operations in Taiwan and China 2003 2004 2005 2006 2007 2008 2009 2010 2011 Target 10 13 16 23 31 49 64 75 83 Captured 10 13 16 23 31 46 57 64 63 30% CAGR

Sales EC EC 0.84 0.16 Electronic Components Strategy Focus on high margin engineered electronic components. Aggressively introduce new products and expand the customer base. Leverage our global footprint and Asian manufacturing. Improving Financial Performance

Electronic Components - Sales Ceramic Filters Frequency Components/Modules Resistor Diversified Product/Market Portfolio PZT Switches PRODUCTS Consumer Industrial/Other Communications Computer Hydrophone/Printers MARKETS Medical Defense/Aerospace Telematics Based on 2006 Sales

Electronic Components - Communications Infrastructure OCXO RF Module Filter WiMAX Optical Networking Cellular Repeaters Wireless Base Station Satellite Communications 2003 2004 2005 2006 Design Wins 23 31 37 41 21% CAGR Infrastructure Sales $ Millions

Electronics Manufacturing Solutions Global Capability Target customers with complex needs. Offer full-service flexibility. Leverage geographic footprint. Global sourcing. Local NPI ? global completion. Strategy Sales EMS EMS 0.4 0.6

EMS Industry TIER 1 Large/Global > $2B Optimized to Low Mix - High Volume TIER 2 Medium/ Regional/Global $200M - $2B Optimized to High Mix - Medium Volume TIER 3/4 Small/Regional < $200M Optimized to High Mix - Low Volume Large OEMs Low Mix; High Volume Very Price Sensitive Medium - Large OEMs High Mix; Medium Volume Special Needs Small - Medium OEMs Generally Local / Regional High Mix; Low - Medium Volume CUSTOMER Characteristics/Needs CTS FOCUS EMS Companies

EMS Business Computer Comm Medical Industrial Aero/Def East 0.34 0.3 0.09 0.15 0.12 Communications Industrial Medical Computer 2007 Sales (First Quarter) Aerospace/ Defense Targeting Added 20 new customers in 2006 Improved Customer/Market Mix

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS' Web site at www.ctscorp.com

Sales New Products/Acquisition Driving Sales Growth 2003 2004 2005 2006 Q1 2007 Guidance Sales 463 531.3 617.5 655.6 163.3 $ in Millions 2003 - 2006 CAGR 12% $688 $708

EPS Earnings Growing Faster Than Revenues 2003 2004 2005 2006 Q1 2007 Guidance Adjusted 0.24 0.48 0.61 0.71 0.11 GAAP 0.36 0.53 0.53 0.63 0.11 2003 - 2006 CAGR 44% (Adjusted) $0.71 $0.75

S,G&A and R&D Expenses (Percent of Sales) Expense Leverage Contributing to Earnings Growth 2003 2004 2005 2006 Target 2008-2009 Op Exp 0.169 0.155 0.138 0.132 12.5% 13.0%

Balance Sheet Management 1999 2000 2001 2002 2003 2004 2005 2006 Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.024 0.024 0.024 Capital Expenditures Normal Level 3% '97 1998 1999 2000 2001 2002 2003 2004 2005 2006 Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.125 0.134 0.127 Controllable Working Capital* Target 13% * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable. Efficient Utilization of Capital 4%

Net Earnings and Free Cash Flow 2003 2004 2005 2006 Net Earnings 12.6 20 20.8 24.2 Free Cash Flow 16.7 1.3 29.5 31.4 Over The Last Four Years, CTS Has Converted 102% of Net Earnings to Free Cash Flow $ in Millions

Capital Structure Strong Balance Sheet Current Capital Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 2005 2006 Cash 20.6 13.3 9.2 25.3 61 12 39 Debt 174.8 139.2 86.2 50.6 36.5 70 27% 0.442 0.386 0.265 0.205 0.238 0.2 0.17 195 $ in Millions Total Debt Cash Debt to Capitalization Conv. Sr. Sub. Debt Equity Bank Credit Adjusted Working Capital 60 318.8 6.2 66 Equity

Value Proposition Positioned in high-growth markets. Positive cash flow to fund growth. Leverageable capacity and operating structure. Strong balance sheet and conservative capital structure. Growth Strategies are Working Expect EPS Growth > Sales Growth

APPENDIX

2006 Highlights CTS Significantly Strengthened in 2006 Began operations in the Czech Republic Penetrated Honda - expanded Toyota Announced technology agreement with Sonceboz Significant EMS expansion in medical, defense and industrial markets EMS medical certifications at three additional facilities Record EC infrastructure design win rate Relocated Berne production to Mexico and Singapore Back to investment grade, unsecured facility No U.S. bank debt - total debt to capital under 20%

Business Model Profitability Growth Corporate Strategies Seek high-growth niche markets Focus on "design to purpose" products and services Leverage technology to create differentiated products Grow through product and market extensions Core Strengths Application engineering Materials technology Manufacturing execution Low-cost production Continuous product cost reduction Global footprint

Customers (r) (r) Automotive EC EMS

Automotive Product Applications Position Sensors: Air Intake Exhaust Gas Re-circulating Accelerator Pedal Modules: Pedal Position Sensors Fuel Level Sensing Seat Belt Tension Sensors Electronic Throttle Sensors Electric Actuators: Active Manifolds Turbochargers Diesel Systems

CTS CORPORATION

EMS Product Applications



everywhere. every day.

Medical Devices & Equipment

Heart Defibrillator

Pain Management

Glucose Monitoring

CO_2 Cabinets

Blood Analysis

Ophthalmology

Defense & Aerospace

Thermal Weapons

Airport Explosives Detection

Radar Systems

Secure Phone System

Defense Comms

Communications Infrastructure

GSM BTS

Network Routers

3G Apps

IP Infrastructure

CDMA BTS

Wireless LAN Arrays

Storage Infrastructure

RAID Card

Enterprise Virtual Array

RAID Controller Cards

10 Bay RAID Enclosure

12 Bay RAID Chassis

RAID Card

Industrial Applications

Process Controls

CNC Lathes

Ultra High-End Workstation

Test & Measurement

Security

28

Resistor & Frequency Products Frequency Filters and RF Modules for Infrastructure Variable Resistors, Encoders & Switches Router Storage Test System Game Controller Server Instrument Piezoelectric Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Products Applications WiMAX Wireless Base Station Telematics Washing Machine Garage Door Opener Home Repeater Electronic Components Product Applications

Major CTS Competitors PRODUCTS Automotive Products Frequency Products - Infrastructure Ceramic Filters Resistor Networks Electronics Manufacturing Services COMPETITION AB Electronics, Alps, Bosch, Delphi, Denso, Hella, Mikuni, SiemensVDO C-MAC, M/A Com, Mtron, Raltron, Pericom, Sirenza, Vectron, Z-Comm Murata, TDK, UBE BI Tech, Bourns, KOA, Vishay Axiom, Celestica, Flextronics, Jabil, LaBarge, Note, Pemstar, Plexus, Sanmina- SCI, Simclar, Solectron, Sypris Electronics Electronic Components

Automotive Product Sales By OEM Customer Big 3 N.A. Big 3 R.O.W. Japanese Europe Chinese/Korean Adjacent Markets East 70.2 17.8 18 33.4 7.4 16 West North Big 3 N.A. Big 3 R.O.W. Japanese OEM Europe Chinese/Korean Adjacent Markets East 68.7 16.4 59.6 60.9 22 22.1 West North 2006 2009

Growing Automotive Product Content 2005 2006 2007 2008 2009 2010 2011 North America & Europe 3.54 3.84 4.09 4.28 4.75 5.44 6.1 CTS Sales North America and Europe 10%+ Growth Rate Growing customer penetration - Shifting to Tier I New products provide more value-add - Higher unit prices

Electric Actuators Awarded 8 Engine Platforms Initial growth with torque motor technology on active manifolds Brushless DC motor technology extends application and torque range to multiple powertrain applications Integrated drive and sensor electronics Brushless reliability 2005 2006 2007 2008 2009 2010 2011 SAM 64 90 98 106 CTS Target Sales 4 13 18 17 25 36 55 Captured 4 13 18 17 18 17 14 Total Available Market $ in Millions Integration of CTS sensor and actuator technologies create exceptional customer value $230 $347 $507 $686 $835 $987 $1,051

Electronic Components - Piezo Electronic Elements 2004 2005 2006 2007 2008 Sales 6.7 10.3 13.2 16.3 18.5 Sales $ in Millions Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Technology: - Superior piezo ceramic material Photolithographic capabilities Ultra-Thin - High dielectric 29% CAGR

Target Adjusted Return on Invested Capital (ROIC) OPERATING MARGIN AFTER-TAX (NOPAT Margin) INVESTED CAPITAL TURNOVER Overall ROIC Improvement on Track 2003 2004 2005 4% 2% 6% 8% 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0% 6.3% 7.5% Shareholder Value ROIC 12% ROIC Curve 10% 12% 4.0 EMS Components & Sensors 7.9% 2006

Financial Summary Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.

Other Financial Data - Income Statement Note: Data shown excludes restructuring costs, income tax adjustments related to repatriation and material asset gains.

Other Financial Data - Balance Sheet Metrics

CTS Corporation
Appendix 1

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2006			2005		2004	Full Year
	Q3	Q2	Q1	Q4	Q2	Q2	2006	2005	2004	2003	2002
Earnings per share	$0.16	$0.14	$0.13	$0.19	$0.10	$0.18	$0.63	$0.53	$0.53	$0.36	$(0.54)

Tax affected charges (credits) to reported earnings per share:
Restructuring, restructuring-related, and asset impairment charges	0.02	0.03	0.04				0.08			0.10	0.45
Customer reimbursement											(0.07)
Gain on sale of excess equipment less LTCC severance				(0.02)				(0.02)
Gain on sale of excess Canadian land						(0.05)			(0.05)

Total tax affected adjustments to reported earnings per share	0.02	0.03	0.04	(0.02)	—	(0.05)	0.08	(0.02)	(0.05)	0.10	0.38

Tax impact of cash repatriation				0.03	0.11			0.14
Impact of reversal of tax reserves					(0.04)			(0.04)		(0.22)

Adjusted earnings per share	$0.18	$0.17	$0.17	$0.20	$0.17	$0.13	$0.71	$0.61	$0.48	$0.24	$(0.16)

CTS Corporation
Free Cash Flow
($ in millions)

	2007	2006				2005				2004			Full Year
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	2006	2005	2004	2003	2002
Cash flows provided from (used by) operations	$4.1	$18.7	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$4.3	$5.0	$11.4	$47.2	$44.5	$14.0	$25.7	$24.1
Capital expenditures	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	$(2.5)	(6.6)	(2.9)	(3.0)	(2.6)	(3.9)	(4.2)	(15.8)	(15.0)	(12.7)	(9.0)	(12.8)

Free cash flow	$1.4	$14.0	$5.9	$11.4	$0.1	$12.3	$(1.5)	$10.8	$7.9	$1.7	$1.1	$7.2	$31.4	$29.5	$1.3	$16.7	$11.3

CTS Corporation
Definition of Financial Term-“Controllable Working Capital as % of Annualized Sales”
($ in millions)

	December 31,	December 31,
	2006	1999
Net Accounts Receivables	$106.0	$124.7
Net Inventory	60.5	78.9
Accounts Payables	(78.2)	(68.3)

Controllable Working Capital	88.3	135.3

Controllable Working Capital%	12.7%	20.0%

CTS Corporation
Definition of Financial Term-“Total Debt to Capitalization”
($ in millions)

	2007	2006				2005				2004
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2

Notes payable	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3	$—	$—
Current portion of long-term debt	—	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5	—	—	—
Long-term debt	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	87.0	85.0

Total debt	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	87.0	85.0
Total shareholders’ equity	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	303.6	302.7

Total capitalization	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$390.6	$387.7

Total debt to capitalization	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	22.3%	21.9%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2006	2006	2006	2005	2004	Full Year
	Q3	Q2	Q1	Q4	Q2	2006	2005	2004	2003	2002
Operating earnings (loss)	$8.5	$7.6	$7.6	$13.5	$10.6	$32.8	$37.9	$31.1	$13.8	$(14.8)

Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1			4.3			4.6	19.6
Customer reimbursement										(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)			(1.2)
Gain on sale of excess Canadian land					(2.7)			(2.7)

Total adjustments to reported operating earnings (loss)	0.8	1.4	2.1	(1.2)	(2.7)	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted operating earnings, excluding the above referenced items	$9.3	$9.0	$9.7	$12.3	$7.9	$37.1	$36.7	$28.4	$18.4	$1.7

Adjusted operating earnings, excluding the above reference items, as a percentage of total sales	5.6%	5.4%	6.5%	7.9%	5.7%	5.7%	5.9%	5.3%	4.0%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2006			2005	2005	2004	Full Year
	Q3	Q2	Q1	Q4	Q2	Q2	2006	2005	2004	2003	2002
Net earnings (loss)	$6.2	$5.3	$5.0	$7.5	$3.9	$6.9	$24.2	$20.8	$19.9	$12.6	$(17.9)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1				4.3			4.6	19.6
Customer reimbursement											(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)				(1.2)
Gain on sale of excess Canadian land						(2.7)			(2.7)

Total adjustments to reported net earnings (loss)	0.8	1.4	2.1	(1.2)	—	(2.7)	4.3	(1.2)	(2.7)	4.6	16.5
Total adjustments, tax affected	0.6	1.1	1.6	(0.9)	—	(2.1)	3.4	(0.9)	(2.1)	3.4	12.4

Tax impact of cash repatriation, net of tax benefit relating to reversal of income tax reserves in certain foreign jurisdictions				1.5	4.5			6.0
Impact of reversal of tax reserves					(1.7)			(1.7)		(7.9)

Adjusted net earnings (loss)	$6.8	$6.4	$6.6	$8.1	$6.7	$4.8	$27.6	$24.2	$17.8	$8.1	$(5.5)

Adjusted net earnings (loss) as a percentage of total sales	4.1%	3.9%	4.4%	5.2%	4.3%	3.5%	4.2%	3.9%	3.3%	1.7%	-1.2%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q2	Q1
	2006	2006

Gross Margin	$31.8	$30.0
Charges (credits) to reported gross margin:
Restructuring-related costs included in cost of goods sold	0.5	0.2

Total adjustments to reported gross margin	0.5	0.2

Adjusted gross margin	$32.3	30.2

Adjusted gross margin as a percentage of total sales	19.5%	20.1%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2007	2006				2005				2004				Full Year
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002
Net earnings (loss)	$4.0	$7.7	$6.2	$5.3	$5.0	$7.6	$5.9	$3.9	$3.4	$6.6	$3.9	$6.9	$2.5	$24.2	$20.8	$19.9	$12.6	$(17.9)
Depreciation and amortization expense	5.8	5.9	5.8	6.5	6.7	7.2	6.2	6.8	6.8	6.4	5.6	6.8	7.3	24.9	27.1	26.1	33.6	43.4
Interest expense	0.7	0.8	0.8	1.0	1.1	1.3	1.3	1.6	1.7	1.3	1.1	1.6	1.5	3.7	5.9	5.5	7.6	10.2
Tax expense (benefit)	1.1	1.5	1.9	1.5	1.6	4.8	1.6	4.9	1.0	2.0	1.2	2.0	0.9	6.5	12.2	6.1	(6.3)	(5.9)

EBITDA	$11.6	$15.9	$14.7	$14.3	$14.4	$20.9	$15.0	$17.2	$13.0	$16.3	$11.8	$17.3	$12.2	$59.3	$66.0	$57.6	$47.5	$29.8

Charges (credits) to EBITDA:
Restructuring, restructuring-related, and asset impairment charges			0.8	1.4	2.1									4.3			4.6	19.6
Customer reimbursement																		(3.1)
Gain on sale of excess equipment less LTCC severance						(1.2)									(1.2)
Gain on sale of excess Canadian Land												(2.7)				(2.7)

Total adjustments to reported EBITDA	—	—	0.8	1.4	2.1	(1.2)	—	—	—	—	—	(2.7)		4.3	(1.2)	(2.7)	4.6	16.5

Adjusted EBITDA	$11.6	$15.9	$15.5	$15.7	$16.5	$19.7	$15.0	$17.2	$13.0	$16.3	$11.8	$14.6	$12.2	$63.6	$64.8	$54.9	$52.1	$46.3

Adjusted EBITDA % of total sales	7.1%	9.2%	9.4%	9.5%	11.0%	12.7%	10.1%	10.9%	8.4%	11.4%	9.2%	10.5%	10.0%	9.7%	10.5%	10.3%	11.3%	10.1%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2006	2005	2004	2003
Operating earnings	$32.8	$37.9	$31.1	$13.8
Charges (credits) to reported operating earnings:
Restructuring and asset impairment charges	4.3			4.6
Gain on sale of excess equipment less LTCC severance		(1.2)
Gain on sale of excess Canadian land			(2.7)

Total adjustments to reported operating earnings	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings	$37.1	$36.7	$28.4	$18.4
Tax rate	21%	24%	23%	25%

Tax effected adjusted operating earnings	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders’ equity	$319.0	$328.1	$310.7	$294.2
Long-term debt	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt	5.6	13.5	3.3	—
Less: Cash	(38.6)	(12.0)	(61.0)	(25.4)

Invested capital	$346.6	397.9	347.2	344.7
Prior Year:
Shareholders’ equity	328.1	310.7	294.2	265.0
Long-term debt	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt	13.5	3.3	—	28.3
Less: Cash	(12.0)	(61.0)	(25.4)	(9.2)

Invested capital	397.9	347.2	344.7	351.1

Adjusted invested capital	$372.3	$372.6	$346.0	$347.9

Adjusted return on invested capital	7.9%	7.5%	6.3%	4.0%

Sales	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	29.3	27.9	21.9	13.8
Tax effected adjusted operating margin as a

percentage of sales (a)	4.5%	4.5%	4.1%	3.0%

Sales	$655.6	$617.5	$531.3	$463.0
Adjusted invested capital	372.3	372.6	346.0	347.9

Invested capital turns (b)	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	7.9%	7.5%	6.3%	4.0%